The PNC Financial Services Group Fourth Quarter 2021 Earnings Conference Call January 18, 2022 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking and non-GAAP Financial Information Our earnings conference call presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on our corporate website. The presentation contains forward-looking statements regarding our outlook for financial performance, such as earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward- looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix. We provide greater detail regarding these as well as other factors in our 2020 Form 10-K and subsequent Form 10-Qs, and in our other subsequent SEC filings. Our forward-looking statements may also be subject to risks and uncertainties including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake any obligation to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against placing undue reliance on any forward-looking statements. We include non-GAAP financial information in this presentation. Non-GAAP financial information includes adjusted financial metrics such as fee income, tangible book value, pretax, pre-provision earnings, net interest margin, return on tangible common equity, and other adjusted metrics (including adjustments for merger and integration costs). Reconciliations for such financial information may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results, and with respect to adjusted metrics, because we believe they better reflect the ongoing financial results and trends of our businesses and increase comparability of period-to-period results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results. References to our corporate website are to www.pnc.com under “About Us - Investor Relations.” Our SEC filings are available both on our corporate website and on the SEC’s website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation. 1

2021 - A Transformational Year In Review Achieved Substantial Progress Towards Strategic Priorities By… 2 BBVA USA Acquisition Low Cash ModeSM Growing… Innovating… Distribution and Capabilities Digital Enhancements  Completed in under a year  Became coast-to-coast franchise  Presence established in all 30 of the nation’s top markets  Expanded presence into Las Vegas  Added 11 solution centers in expansion markets  Acquired Tempus Technologies  Addressed customers’ unnecessary overdraft fees  Put customers in control  Substantially reduced customer overdraft fees and related complaints  Building Akoya network abilities to help protect customer information  Expanded Zelle capabilities  Mobile real-time account opening − LMI – Low- and Moderate-Income. − TCFD – Task force on Climate-related Financial Disclosures. $88bn Community Benefits Plan Serving… Sustainable Finance  Financing for LMI communities to advance economic empowerment and address systemic racism  Committed to $500 million in charitable giving  Established a 5-year, $20 billion, commitment to environmental finance  Published inaugural TCFD report

Innovating For An Increasingly Digital World 3 Strategic Innovations in 2021  Launched Low Cash ModeSM, a solution that puts customers in control of their finances in moments when funds are low  Early developer of QR code technology for easier payment enablement with Zelle  Partnered with Akoya to offer API capability for more secure customer connections with third-party applications  Continue to digitize and simplify the customer experience including international remittance and our mortgage application process December 2020 December 2021 Active Digital Users Digital Sessions 4Q20 4Q21 − Active digital users have signed on to digital banking within the past 90 days. − Metrics presented for 2021 include the impact of BBVA USA. 4Q20 4Q21 Number of Zelle Transactions Digital Account Sales 4Q20 4Q21 +52% +19%+22% +50%

Full Year 2021 Highlights

PNC

- Solid financial performance
  - Generated full year record revenue, which included BBVA USA results and organic growth driven by strong noninterest income
  - Grew the balance sheet as a result of the BBVA USA acquisition and opportunistic deployment of a portion of excess liquidity
  - Maintained strong capital and liquidity positions
  - Credit losses remained at historically low levels
  - Reserve ratios declined as a result of improving economic conditions

	Reported	Adjusted (non-GAAP)
4Q21 EPS	$2.86	$3.68
2021 EPS	$12.70	$14.18
2021 ROA	1.09%	1.21%
2021 ROE	10.78%	12.03%
2021 ROTCE	13.57%	15.14%

– Adjusted metrics are calculated without the impact of $438 million and $798 million in pre-tax integration costs for 4Q21 and 2021, respectively. See non-GAAP reconciliations in the appendix for calculations of ROTCE (Return on Average Tangible Common Equity) and adjusted 4Q21 EPS, 2021 EPS, 2021 ROA (Return on Average Assets), 2021 ROE (Return on Average Common Equity), and 2021 ROTCE.

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Balance Sheet: Well-Positioned to Serve Customers 5 4Q21 vs. 3Q21 4Q21 vs. 4Q20 Average balances; $ billions 4Q21 $ Chg. % Chg. $ Chg. % Chg. Total loans $288.9 ($2.4) (1%) $43.1 18% Total loans excluding PPP loans $284.3 $2.3 1% $51.1 22% Investment securities $127.8 $7.2 6% $42.1 49% Federal Reserve Bank (FRB) balances $75.1 ($5.0) (6%) ($1.0) (1%) Deposits $452.8 ($1.6) (0%) $93.4 26% Borrowed funds $34.4 --- 0% ($3.8) (10%) Common shareholders’ equity $50.4 ($0.9) (2%) $0.9 2% 4Q21 3Q21 Chg. 4Q20 Chg. Basel III common equity Tier 1 (CET1) capital ratio 10.2% 10.3% (10) bps 12.2% (200) bps Tangible book value per common share (non-GAAP) $94.11 $94.82 (1%) $97.43 (3%) − Basel III common equity Tier 1 capital ratio – Dec. 31, 2021 ratio is estimated. Details of the calculation are in the capital ratios table in the financial highlights section of the earnings release. − Tangible book value per common share (non-GAAP) – See reconciliation in appendix.

Balance Sheet: Solid Core Growth Trends 6 Average Loans Core Growth Primarily Driven by Commercial Loans $225.5 $242.5 $282.0 $286.6 $286.6 $284.3 ($4.7) +$2.3 $238.1 $255.6 $291.3 $288.9 0 50 100 150 200 250 300 1Q21 2Q21 3Q21 4Q21 Core Loans PPP Loans − Core loans exclude PPP loans. − LQ – Linked quarter. Av er ag e ba la nc es , $ b ill io ns Core Growth PPP Forgiveness c Average Deposits LQ Decline Reflects Strategic BBVA USA Runoff Av er ag e ba la nc es , $ b ill io ns $113.3 $132.3 $155.9 $156.6 $252.1 $269.4 $298.5 $296.2 $365.4 $401.7 $454.4 $452.8 0.06% 0.05% 0.04% 0.04% -9 .00% -4 .00% 1.00% 6.00% 11.0 0% 0 50 100 150 200 250 300 350 400 450 1Q21 2Q21 3Q21 4Q21 Noninterest-bearing Interest-bearing Average Deposit Rate

Balance Sheet: Well-Positioned For Rising Rates 7 Av er ag e ba la nc es , $ b ill io ns Average Securities and Federal Reserve Bank (FRB) Balances $85.2 $78.3 $80.1 $75.1 $86.4 $108.5 $120.6 $127.8 1.34% 1.59% 1.32% 1.53% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 0 20 40 60 80 100 120 140 1Q21 2Q21 3Q21 4Q21 FRB Balances Securities Average 10-Yr Treasury Yield Average Securities as a Percentage of Average Interest Earning Assets 26% 1.72% Avg. 10-Yr Treasury Yield for January MTD − Avg. 10-Yr Treasury Yield for January MTD is through January 14th.

Income Statement: **Generated Full Year Record Revenue**

PNC

$ millions	4Q21	4Q21 vs. 3Q21 $ Chg.	4Q21 vs. 3Q21 % Chg.	2021	2021 vs. 2020 $ Chg.	2021 vs. 2020 % Chg.
Revenue	**$5,127**	($70)	(1%)	**$19,211**	$2,310	14%
Noninterest expense	**3,791**	204	6%	**13,002**	2,705	26%
Pretax, pre-provision earnings (non-GAAP)	**$1,336**	($274)	(17%)	**$6,209**	($395)	(6%)
Integration costs	***438***	*195*	*80%*	***798***	*791*	*n/m*
Pretax, pre-provision earnings ex. integration costs (non-GAAP)	***$1,774***	*($79)*	*(4%)*	***$7,007***	*$396*	*6%*
Provision for (recapture of) credit losses	**($327)**	($124)	61%	**($779)**	($3,954)	n/m
Income tax from continuing operations	**357**	34	11%	**1,263**	837	196%
Net income from continuing operations	**$1,306**	($184)	(12%)	**$5,725**	$2,722	91%

	4Q21	3Q21	Chg.	2021	2020	Chg.
Noninterest income to total revenue	**44%**	45%	(1) ppt	**45%**	41%	4 ppt
Net interest margin	**2.27%**	2.27%	---	**2.29%**	2.53%	(24) bps
Diluted EPS from continuing operations	**$2.86**	$3.30	(13%)	**$12.70**	$6.36	100%
Diluted EPS from continuing operations ex. integration costs (non-GAAP)	**$3.68**	$3.75	(2%)	**$14.18**	$6.37	123%

- Non-GAAP reconciliations in the appendix slides.
- Integration costs include integration expense of $391 million, $235 million, $733 million, and $7 million in 4Q21, 3Q21, 2021, and 2020 respectively, and contra-revenue of ($47) million, ($8) million, ($65) million, and $0 million in 4Q21, 3Q21, 2021, and 2020 respectively.
- Net interest margin is calculated using taxable-equivalent net interest income, a non-GAAP measure, a reconciliation of which is provided in the appendix.

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Income Statement: Diversified Business Mix 9 Total Revenue Noninterest Income Ratio of 45% for 2021 vs. 41% in 2020 $1,872 $2,086 $2,341 $2,265 $2,348 $2,581 $2,856 $2,862 $4,220 $4,667 $5,197 $5,127 2.27% 2.29% 2.27% 2.27% 2.00% 2.10% 2.20% 2.30% 2.40% 2.50% 0 100 0 200 0 300 0 400 0 500 0 600 0 1Q21 2Q21 3Q21 4Q21 Noninterest Income Net Interest Income Net Interest Margin Details of Revenue FY Reflects Addition of BBVA USA and Strong Noninterest Income $ millions 4Q21 vs. 3Q21 2021 vs. 2020 Net interest income $2,862 0% $10,647 7% Asset management $251 1% $964 15% Consumer services 508 2% 1,845 24% Corporate services 839 (0%) 2,924 35% Residential mortgage 101 (31%) 456 (25%) Service charges on deposits 126 (21%) 535 7% Fee income $1,825 (4%) $6,724 20% Other noninterest income 440 (2%) 1,840 35% Noninterest income $2,265 (3%) $8,564 23% Integration costs (contra-revenue) $47 n/m $65 n/m Noninterest income ex. integration costs $2,312 (2%) $8,629 24% $ m ill io ns − FY – Full year. − Integration costs (contra revenue) in 3Q21 were $8 million, all of which impacted the Other noninterest income line. − Net interest margin is calculated using taxable-equivalent net interest income, a non-GAAP measure, a reconciliation of which is provided in the appendix. Includes ($17) million of integration costs Includes ($11) million of integration costs Includes ($19) million of integration costs

Income Statement: Focused On Controlling Expenses 10 $ m ill io ns $2,568 $2,949 $3,352 $3,400 $2,574 $3,050 $3,587 $3,791 1Q21 2Q21 3Q21 4Q21 Noninterest Expense Integration Expense Noninterest Expense LQ Increase Reflects Integration Costs and Continued Strong Fee-Based Revenues Noninterest Expense ex. Integration Expense 4Q21 vs. 3Q21 $ millions 4Q21 $ Chg. % Chg. Personnel $1,922 $76 4% Occupancy 255 8 3% Equipment 362 12 3% Marketing 65 (25) (28%) Other 796 (23) (3%) Total $3,400 $48 1% − Noninterest expense included integration expense of $6 million, $101 million, $235 million and $391 million in 1Q21, 2Q21, 3Q21 and 4Q21, respectively. − CIP – Continuous Improvement Program. Executing On Acquisition Objectives Well-Positioned Going Forward  Completed all of the actions that drive the $900 million of expected savings related to the BBVA USA acquisition  Expect to realize full cost save run- rate in January 2022  Achieved 2021 CIP goal of $300 million and committed to another $300 million goal in 2022  Since the acquisition announcement, ~95% of expected integration costs have been realized

Credit: **Strong Credit Quality Performance**

PNC

Nonperforming Loans


$ millions
Pre-BBVA USA
$2,286
$2,138
$2,779
$2,528
$2,480
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21

Credit Quality Metrics

	4Q20	1Q21	2Q21	3Q21	4Q21
NPLs / Total Loans *(Period End)*	0.94%	0.90%	0.94%	0.87%	**0.86%**
Delinquencies / Total Loans *(Period End)*	0.56%	0.48%	0.47%	0.51%	**0.69%**
NCOs / Average Loans	0.37%	0.25%	0.48%	0.11%	**0.17%**
Allowance for Credit Losses to Total Loans	2.46%	2.20%	2.16%	2.07%	**1.92%**

Delinquencies


Pre-BBVA USA
$1,363
$1,146
$1,375
$1,469
$1,985
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21

Linked quarter increase primarily driven by BBVA USA conversion-related administrative and operational delays which are expected to largely be resolved within the first half of 2022

Net Charge-Offs


Pre-BBVA USA
$229
$146
$306
$81
$124
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21

- Delinquency amounts as of 9/30/21 and 6/30/21 have been revised to align the methodology of residential real estate loans from the BBVA USA acquisition to PNC's methodology.
- NCOs / Average Loans represent annualized net charge-offs (NCO) to average loans for the three months ended.
- Delinquencies represent accruing loans past due 30 days or more. Delinquencies to Total Loans represent delinquencies divided by spot loans.
- Under the CARES Act credit reporting rules, certain loans modified due to pandemic-related hardships were considered current and not reported as past due for the dates shown.

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Outlook: Full Year 2022 Compared to Full Year 2021 12 − Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies. − Average loans, period-end loans, revenue, and noninterest expense excluding integration expense outlooks represent estimated percentage change for full year 2022 compared to the respective full year 2021 figure presented in the table above. − Noninterest expense excluding integration expense (non-GAAP) – See the reconciliation in the appendix. ($ millions; except loans, $ billions) 2021 2022 Guidance Average loans $268.7 Up approximately 10% Period-end loans (as of 12/31/21) $288.4 Up approximately 5% Revenue $19,211 Up 8 – 10% Noninterest expense excl. integration expense (non-GAAP) $12,269 Up 4 – 6% Effective tax rate 18.1% 18%

Outlook: First Quarter 2022 Compared to Fourth Quarter 2021 13 − Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies. − Average loans excluding PPP loans, net interest income, fee income, revenue, and noninterest expense excluding integration expense outlooks represent estimated percentage change for first quarter 2022 compared to the respective fourth quarter 2021 figure presented in the table above. − The range for other noninterest income excludes net securities gains and activities related to Visa Class B common shares. − Average loans excluding PPP loans (non-GAAP) of $284.3 billion in 4Q21 exclude $4.6 billion in average PPP loans in 4Q21. − Noninterest expense excluding integration expense (non-GAAP) – See the reconciliation in the appendix. ($ millions; except average loans, $ billions) 4Q21 1Q22 Guidance Average loans excl. PPP loans (non-GAAP) $284.3 Up 1 – 2% Net interest income $2,862 Down 1 – 2% Fee income $1,825 Down 4 – 6% Other noninterest income $440 $375 - $425 million Revenue $5,127 Down 3 – 5% Noninterest expense excl. integration expense (non-GAAP) $3,400 Down 4 – 6% Net charge-offs $124 $100 - $150 million

Appendix: Cautionary Statement Regarding Forward-Looking Information 14 This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings. We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for financial performance, such as earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward- looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake any obligation to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against placing undue reliance on any forward-looking statements. Our forward-looking statements are subject to the following principal risks and uncertainties.  Our businesses, financial results and balance sheet values are affected by business and economic conditions, including: − Changes in interest rates and valuations in debt, equity and other financial markets, − Disruptions in the U.S. and global financial markets, − Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply, market interest rates and inflation, − Changes in customer behavior due to changing business and economic conditions or legislative or regulatory initiatives, − Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness, − Impacts of tariffs and other trade policies of the U.S. and its global trading partners, − The length and extent of the economic impacts of the COVID-19 pandemic, − Impacts of changes in federal, state and local governmental policy, including on the regulatory landscape, capital markets, taxes, infrastructure spending and social programs, and − Commodity price volatility.

Appendix: Cautionary Statement Regarding Forward-Looking Information 15  Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting and do not take into account potential legal and regulatory contingencies. These statements are based on our view that: − The U.S. economy is in an economic recovery, following a very severe but very short economic contraction in the first half of 2020 due to the COVID-19 pandemic and public health measures to contain it. − COVID-19 variants and supply chain difficulties were drags on economic growth in the second half of 2021. Growth picked up towards the end of 2021 and supply chains will begin to normalize and will remain solid into 2022. Employment in December 2021 was still down by more than 3 million from before the pandemic; PNC expects employment to return to its pre-pandemic level in mid-2022. − Compared to the spring of 2020 (when prices were falling), inflation accelerated in the second half of 2021 due to strong demand in specific segments and supply chain disruptions. Inflation remains high but should slow somewhat in 2022 as reopening-related imbalances between supply and demand fade. − PNC expects the Federal Open Market Committee (FOMC) to keep the fed funds rate in its current range of 0.00 to 0.25 percent until May 2022. The FOMC will gradually increase the fed funds rate through the rest of 2022 and into 2023.  PNC's ability to take certain capital actions, including returning capital to shareholders, is subject to PNC meeting or exceeding a stress capital buffer established by the Federal Reserve Board in connection with the Federal Reserve Board's Comprehensive Capital Analysis and Review (CCAR) process.  PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory review of related models.  Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include: − Changes to laws and regulations, including changes affecting oversight of the financial services industry, consumer protection, bank capital and liquidity standards, pension, bankruptcy and other industry aspects, and changes in accounting policies and principles. − Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC. − Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies. − Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Appendix: Cautionary Statement Regarding Forward-Looking Information 16  Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of systems and controls, third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards.  Our acquisition of BBVA USA Bancshares, Inc. presents us with risks and uncertainties related to the integration of the acquired business into PNC including: − The business of BBVA USA Bancshares, Inc., going forward may not perform as we project or in a manner consistent with historical performance. As a result, the anticipated benefits, including estimated cost savings, of the transaction may be significantly more difficult or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events, including those that are outside of our control. − The integration of BBVA USA Bancshares, Inc., including its U.S. banking subsidiary, BBVA USA, with that of PNC and PNC Bank may be more difficult to achieve than anticipated or have unanticipated adverse results. Our ability to integrate BBVA USA Bancshares, Inc., including its U.S. banking subsidiary, BBVA USA, successfully may be adversely affected by the fact that this transaction results in us entering several geographic markets where we did not previously have any meaningful presence.  In addition to the BBVA USA Bancshares, Inc. transaction, we grow our business in part through acquisitions and new strategic initiatives. Risks and uncertainties include those presented by the nature of the business acquired and strategic initiative, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.  Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.  Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, system failures, security breaches, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically. We provide greater detail regarding these as well as other factors in our 2020 Form 10-K and in our subsequent Form 10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments Notes of the Notes To Consolidated Financial Statements in those reports, and in our other subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

Appendix: COVID-19 High Impact Industries 17 − PPP Lending within the Commercial Real Estate and Related Loans category is not material. − Balances exclude securitizations. − Commercial & Industrial loans exclude PNC Real Estate business loans. Commercial real estate and related loans include commercial loans in the PNC Real Estate business. $8.4 billion Commercial Real Estate and Related Loans Non-Essential Retail & Restaurants: Malls, lifestyle centers, outlets, restaurants Hotel: Full service, limited service, extended stay Seniors Housing: Assisted living, independent living $2.5 billion / 63% Utilization $2.9 billion / 81% Utilization $3.0 billion / 73% Utilization $19.3 billion Outstanding Loan Balances ($18.4 billion excluding PPP Loans) $10.9 billion Commercial & Industrial Loans ($10.0 billion excluding PPP Loans) Leisure Recreation: Restaurants, casinos, hotels, convention centers Healthcare Facilities: Elective, private practices Other Impacted Areas: Shipping, senior living, specialty education Consumer Services: Religious organizations, childcare $1.9 billion / 80% Utilization Includes $0.1 billion in PPP Loans $1.1 billion / 58% Utilization Includes $0.1 billion in PPP Loans $1.2 billion / 77% Utilization Includes $0.1 billion in PPP Loans Leisure Travel: Cruise, airlines, other travel / transportation $0.5 billion / 59% Utilization Retail (non-essential): Retail excluding auto, gas, staples $1.0 billion / 19% Utilization Includes $0.1 billion in PPP Loans $5.2 billion / 60% Utilization Includes $0.5 billion in PPP Loans

Appendix: Oil & Gas Loans 18− Balances exclude securitizations, loans held for sale, and commercial real estate loans. $1.3 billion Exploration & Production (0.5% of Loans) Utilization Rate 27% $3.7 billion Outstanding Loan Balance Oil / Gas Mix 64% / 36% $1.4 billion Midstream and Downstream (0.5% of Loans) $1.0 billion Services (0.3% of Loans) Utilization Rate 50% Utilization Rate 23% Midstream Oil / Gas Mix 30% / 70% 1.3% Total Loans As of 12/31/21 $ billions $288.4 billion

Appendix: Well-Reserved for the Current Environment 19 Allowance for Credit Losses (ACL) ACL 9/30/21 ACL 12/31/21 $ m ill io ns $168 $303$6,001 $5,530 2.07% 1.92% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 0 100 0 200 0 300 0 400 0 500 0 600 0 700 0 800 0 Portfolio Changes Economic / Qualitative Factors − ACL is Allowance for Loan and Lease Losses plus Allowance for Unfunded Lending Related Commitments, and excludes Allowances for Investment Securities and Other Financial Assets. − Portfolio Changes primarily represent the impact of increases / decreases in loan balances, age and mix due to new originations / purchases, as well as credit quality and net charge-off activity. − Economic / Qualitative Factors primarily represent our evaluation and determination of an economic forecast applied to our loan portfolio, as well as updates to qualitative factor adjustments. ACL to Total Loans ACL to Total Loans

Appendix: Integration Costs Incurred Since Announcement 20 Acquisition Integration Cost Update Remaining Integration Costs to be Incurred in 2022; Approximately 95% of Integration Costs Incurred So Far Quarterly Full Year Total Since $ millions 4Q20 1Q21 2Q21 3Q21 4Q21 2020 2021 Announcement Write-offs $-- $-- $120 $-- $-- $-- $120 $120 Contra-revenue Core fee income $-- $-- $-- $-- $28 $-- $28 $28 Other noninterest income -- -- 10 8 19 -- 37 37 Total contra-revenue $-- $-- $10 $8 $47 $-- $65 $65 Noninterest expense Personnel $-- $-- $24 $140 $116 $-- $280 $280 Occupancy -- 3 -- 1 5 -- 9 9 Equipment -- -- -- 5 75 -- 80 80 Marketing -- -- -- 13 32 -- 45 45 Other 7 3 77 76 163 7 319 326 Total noninterest expense $7 $6 $101 $235 $391 $7 $733 $740 Total integration costs incurred $7 $6 $231 $243 $438 $7 $918 $925

Appendix: Non-GAAP to GAAP Reconciliation 21 Return On Average Tangible Common Equity (non-GAAP) For the three months ended For the year ended $ millions Dec. 31, 2021 Sept. 30, 2021 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2020 Return on average common shareholders’ equity 9.61% 10.95% 11.16% 10.78% 15.21% Average common shareholders’ equity $50,375 $51,278 $49,525 $50,439 $47,892 Average goodwill and other intangible assets (11,403) (11,498) (9,387) (10,634) (9,409) Average deferred tax liabilities on goodwill and other intangible assets 274 250 188 255 188 Average tangible common equity $39,246 $40,030 $40,326 $40,060 $38,671 Net income attributable to common shareholders $1,220 $1,416 $1,393 $5,436 $7,284 Net income attributable to common shareholders, if annualized $4,840 $5,617 $5,526 $5,436 $7,284 Return on average tangible common equity (non-GAAP) 12.33% 14.03% 13.70% 13.57% 18.84% Return on average tangible common equity is a non-GAAP financial measure and is calculated based on annualized net income attributable to common shareholders divided by tangible common equity. We believe that return on average tangible common equity is useful as a tool to help measure and assess a company's use of common equity. − Net income attributable to common shareholders presented for 2020 is from continuing operations.

Appendix: Non-GAAP to GAAP Reconciliation 22 Tangible Book Value per Common Share (non-GAAP) For the three months ended $ millions, except per share data Dec. 31, 2021 Sept. 30, 2021 Dec. 31, 2020 Book value per common share $120.61 $121.16 $119.11 Tangible book value per common share Common shareholders’ equity $50,685 $51,250 $50,493 Goodwill and other intangible assets (11,406) (11,419) (9,381) Deferred tax liabilities on goodwill and other intangible assets 270 277 188 Tangible common shareholders' equity $39,549 $40,108 $41,300 Period-end common shares outstanding (in millions) 420 423 424 Tangible book value per common share (non-GAAP) $94.11 $94.82 $97.43 Tangible book value per common share is a non-GAAP measure and is calculated based on tangible common shareholders’ equity divided by period-end common shares outstanding. We believe this non-GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.

Appendix: Non-GAAP to GAAP Reconciliation 23 Adjusted Income Statement Results (non-GAAP) For the three months ended For the year ended $ millions Dec. 31, 2021 Sept. 30, 2021 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2020 Net interest income $2,862 $2,856 $2,424 $10,647 $9,946 Noninterest income 2,265 2,341 1,784 8,564 6,955 Total Revenue $5,127 $5,197 $4,208 $19,211 $16,901 Noninterest expense 3,791 3,587 2,708 13,002 10,297 Pretax, pre-provision earnings (non-GAAP) $1,336 $1,610 $1,500 $6,209 $6,604 Provision for (recapture of) credit losses (327) (203) (254) (779) 3,175 Income taxes 357 323 298 1,263 426 Net income $1,306 $1,490 $1,456 $5,725 $3,003 Net income attributable to diluted common shareholders $1,214 $1,408 $1,387 $5,409 $2,716 Integration costs pre-tax $438 $243 $7 $798 $7 Taxes related to integration costs 92 51 1 168 1 Integration costs after tax $346 $192 $6 $630 $6 Adjusted net income attrib. to diluted common shares ex. integration costs (non-GAAP) $1,560 $1,600 $1,393 $6,039 $2,722 Diluted weighted-average common shares outstanding 424 426 426 426 427 Diluted EPS ex. integration costs (non-GAAP) $3.68 $3.75 $3.27 $14.18 $6.37 We believe that pretax, pre-provision earnings is a useful tool to help evaluate the ability to provide for credit costs through operations and provides an additional basis to compare results between periods by isolating the impact of provision for (recapture of) credit losses, which can vary significantly between periods. Additionally, we believe that adjusted net income attributable to diluted common shareholders excluding integration costs and diluted EPS excluding integration costs serve as useful tools in understanding PNC's results by providing greater comparability between periods, as well as demonstrating the effect of significant items. − Income taxes related to integration costs reflect the statutory tax rate of 21%. − Net income, net income attributable to common shareholders, and respective adjusted line items presented for 2020 are from continuing operations.

Appendix: Non-GAAP to GAAP Reconciliation 24 Taxable-Equivalent Net Interest Income (non-GAAP) For the three months ended For the year ended $ millions Dec. 31, 2021 Sept. 30, 2021 June 30, 2021 Mar. 31, 2021 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2020 Net interest income $2,862 $2,856 $2,581 $2,348 $2,424 $10,647 $9,946 Taxable-equivalent adjustments 22 22 15 15 17 74 75 Taxable-equivalent net interest income (non-GAAP) $2,884 $2,878 $2,596 $2,363 $2,441 $10,721 $10,021 The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of net interest income, we use interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP. Taxable equivalent net interest income is only used for calculating net interest margin and net interest income shown elsewhere in this presentation is GAAP net interest income.

Appendix: Non-GAAP to GAAP Reconciliation 25 Noninterest Expense excluding Integration Expense and Adjusted Efficiency (non-GAAP) For the three months ended For the year ended $ millions Dec. 31, 2021 Sept. 30, 2021 Dec. 31, 2021 Dec. 31, 2020 Noninterest expense $3,791 $3,587 $13,002 $10,297 Integration expense (391) (235) (733) (7) Noninterest expense excluding integration expense (non-GAAP) $3,400 $3,352 $12,269 $10,290 Revenue $5,127 $5,197 $19,211 $16,901 Integration costs – contra revenue (47) (8) (65) --- Revenue excluding integration cost - contra revenue (non-GAAP) $5,174 $5,205 $19,276 $16,091 Efficiency ratio 74% 69% 68% 61% Adjusted efficiency ratio (non-GAAP) 66% 64% 64% 61% We believe that noninterest expense excluding integration expense is a useful tool for the purposes of evaluating and guiding for future expenses that are operational in nature and expected to recur over time as opposed to those related to the integration of BBVA USA. While we expect to have more integration expense as the process continues, these costs are not core to the operation of our business on a forward basis. Also, we believe that noninterest expense excluding integration expense and adjusted efficiency serve as useful tools in understanding PNC's results by providing greater comparability between periods, demonstrating the effect of significant items, and providing useful measures for determining PNC's revenue and expenses that are core to our business operations and expected to recur over time.

Appendix: Non-GAAP to GAAP Reconciliation 26 Adjusted Metrics (non-GAAP) For the year ended Dec. 31, 2021 $ millions, except for ratios and EPS Reported (j) Integration Costs (k) Adjusted (j-k) (non-GAAP) Total revenue (a) $19,211 ($65) $19,276 Noninterest expense (b) 13,002 733 12,269 Pretax, pre-provision earnings $6,209 ($798) $7,007 Provision for (recapture of) credit losses (779) --- (779) Income from continuing operations before taxes $6,988 ($798) $7,786 Income taxes (benefit) from continuing operations 1,263 (168) 1,431 Net income (c) $5,725 ($630) $6,355 Net income attributable to common shareholders (d) $5,436 ($630) $6,066 Net income attributable to diluted common shareholders (e) $5,409 ($630) $6,039 Average assets (f) $523,395 --- $523,395 Average common shareholders’ equity (g) $50,439 --- $50,439 Average tangible common shareholders’ equity (h) $40,060 --- $40,060 Diluted weighted-average common shares outstanding (i) 426 --- 426 Return on average assets “ROA” (c/f) 1.09% 1.21% Return on average common shareholders’ equity “ROE” (d/g) 10.78% 12.03% Return on average tangible common shareholders’ equity “ROTCE” (d/h) 13.57% 15.14% Diluted earnings per share (e/i) $12.70 ($1.48) $14.18 Efficiency ratio (b/a) 68% 64% We believe these non-GAAP measures serve as useful tools in understanding PNC's results by providing greater comparability with prior periods, as well as demonstrating the effect of significant one-time items. − Income taxes related to integration costs reflect the statutory tax rate of 21%. Diluted weighted-average common shares outstanding used in the calculation of diluted earnings per share for integration costs are 426 million.